                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement                  [ ] Confidential, for Use of
[x] Definitive Proxy Statement                       the Commission only (as
[ ] Definitive Additional Materials                  permitted by
[ ] Soliciting Material Pursuant to                  Rule 14a-6(e)(2))
    Rule 14a-11(c) or Rule 14a-12

                            CARDIOGENESIS CORPORATION
                (Name of Registrant as Specified In Its Charter)

              -----------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1) Title of each class of securities to which transaction applies:

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      2) Aggregate number of securities to which transaction applies:

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      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      4) Proposed maximum aggregate value of transaction:

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      5) Total fee paid:

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[ ]   Fee paid previously with preliminary materials:

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[ ]   Check box if any part of the fee is offset as provided by exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                                     [LOGO]

                              540 OAKMEAD PARKWAY
                          SUNNYVALE, CALIFORNIA 94086
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

To Our Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CardioGenesis Corporation (the "Company") will be held at the Stanford Park Hotel located at 100 El Camino Real, Menlo Park, California, on Tuesday, June 2, 1998, at 4:00 p.m., Pacific Daylight Time, for the following purposes:

     1. To elect seven directors of the Company, each to serve until the next Annual Meeting of Stockholders and until his successor has been elected and qualified or until his earlier resignation or removal. The Company's Board of Directors intends to present the following nominees for election as directors:

        Jack M. Gill                 Roseanne Hirsch              Allen W. Hill
        David C. Hull, Jr.           Thomas D. Kiley              E. Walter Lange
        Robert C. Strauss

     2. To approve an amendment to the Company's 1996 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 400,000 shares.

     3. To approve an amendment to the Company's 1996 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 100,000 shares.

     4. To ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent accountants for the fiscal year ending December 31, 1998.

     5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on April 3, 1998 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          /s/ Richard P. Powers
                                          Richard P. Powers
                                          Chief Financial Officer, Vice
                                          President of
                                          Finance and Administration, and
                                          Secretary
Sunnyvale, California
April 29, 1998

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                           CARDIOGENESIS CORPORATION
                              540 OAKMEAD PARKWAY
                          SUNNYVALE, CALIFORNIA 94086
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                                 April 29, 1998

     The accompanying proxy is solicited on behalf of the Board of Directors of CardioGenesis Corporation, a Delaware corporation (the "Company" or "CardioGenesis"), for use at the Annual Meeting of Stockholders of the Company to be held at the Stanford Park Hotel located at 100 El Camino Real, Menlo Park, California, on Tuesday, June 2, 1998, at 4:00 p.m., Pacific Daylight Time (the "Meeting"). This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about May 1, 1998. An annual report for the year ended December 31, 1997 is enclosed with this Proxy Statement.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

RECORD DATE; QUORUM

     Only holders of record of the Company's Common Stock at the close of business on April 3, 1998 (the "Record Date") will be entitled to vote at the Meeting. A majority of the shares outstanding on the Record Date will constitute a quorum for the transaction of business at the Meeting. At the close of business on the Record Date, the Company had 12,186,751 shares of Common Stock outstanding and entitled to vote held of record by approximately 87 stockholders (although the Company has been informed that there are approximately 2,000 beneficial owners).

VOTING RIGHTS; REQUIRED VOTE

     Holders of the Company's Common Stock are entitled to one vote for each share held as of the Record Date. Shares of Common Stock may not be voted cumulatively. In the event that a broker, bank, custodian, nominee or other record holder of the Company's Common Stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter (a "broker non-vote"), those shares will not be considered present and entitled to vote with respect to that matter, although they will be counted in determining the presence of a quorum.

     Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Approval of Proposals No. 2, 3 and 4 requires the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Meeting that are voted "for" or "against" the proposal. Neither an abstention nor a broker non-vote will be counted as a vote "for" or "against" Proposals No. 2, 3 or 4. All votes will be tabulated by the inspector of elections appointed for the Meeting.

VOTING OF PROXIES

     The proxy accompanying this Proxy Statement is solicited on behalf of the Board of Directors of CardioGenesis (the "Board") for use at the Meeting. Stockholders are requested to complete, date and sign the accompanying proxy card and promptly return it in the enclosed envelope. All executed, returned proxies that are not revoked will be voted in accordance with the instructions contained therein; however, returned signed proxies that give no instructions as to how they should be voted on a particular proposal will be counted as votes "for" such proposal (or, in the case of the election of directors, as a vote "for" election to the Board of all the nominees presented by the Board).

     In the event that sufficient votes in favor of the proposals are not received by the date of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the shares present in person or represented by proxy at the Meeting and entitled to vote.

     The expenses of soliciting proxies to be voted at the Meeting will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders of the Company's Common Stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses. The original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers and regular employees of the Company.

REVOCABILITY OF PROXIES

     Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it before the Meeting or at the Meeting before the vote pursuant to the proxy. A proxy may be revoked by a writing delivered to the Company stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Meeting, or by attendance at the Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     A board of seven directors is to be elected at the Meeting. Each of the current directors of the Company, with the exception Dr. David B. Apfelberg, will stand for election at the Meeting. Each director will be elected to hold office until the next annual meeting of stockholders or until a successor is duly elected and qualified or until such director's earlier resignation or removal. Shares represented by the accompanying proxy will be voted for the election of each of the seven nominees named below unless the proxy is marked in such a manner as to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or for good cause will not serve as a director.

NOMINEES

     Set forth below are the names of the nominees and certain information about them as of April 3, 1998:

              NAME OF DIRECTOR             AGE              PRINCIPAL OCCUPATION             DIRECTOR SINCE
              ----------------             ---              --------------------             --------------
    Allen W. Hill(3).....................  48    President and Chief Executive Officer of         1995
                                                 the Company
    Jack M. Gill(1)(3)...................  62    General Partner, Vanguard Venture Partners       1993
    Roseanne Hirsch(4)...................  50    Former President and Chief Executive
                                                 Officer, Gynecare, Inc.
    David C. Hull, Jr.(2)(3).............  53    General Partner, The Centennial Funds            1994
    Thomas D. Kiley......................  54    Consultant                                       1996
    E. Walter Lange(2)...................  65    Consultant                                       1997
    Robert C. Strauss(1).................  57    Chief Executive Officer,                         1997
                                                 Noven Pharmaceuticals, Inc.

---------------
(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

(3) Member of the Nominating Committee.

(4) Nominated to the Board of Directors in March 1998.

     Mr. Hill has been President, Chief Executive Officer and a director of the Company since July 1995. From February 1990 to May 1995, Mr. Hill served as President, Chief Executive Officer and a director of Cyberonics, Inc., a medical device company. From 1975 to January 1990, Mr. Hill held various positions at Baxter International, most recently as Vice President of Operations and Vice President of Sales and Marketing, for its Edwards Critical Care Division. Mr. Hill received his B.S. degree in Marketing from Oklahoma State University.

     Dr. Gill has served as Chairman of the Board of Directors of the Company since November 1993. Dr. Gill is a founding general partner of Vanguard Venture Partners and has served in such capacity since 1981. From 1972 to 1982, Dr. Gill was Executive Vice President and Group Manager of the Scientific Division of Spectra Physics. Dr. Gill is a director of a number of privately held medical device companies. Dr. Gill received his B.S. degree in Engineering from Lamar University and his Ph.D. in Organic Chemistry from Indiana University.

     Ms. Hirsch was nominated as a director of the Company in March 1998. From April 1997 to March 1998, she was President and Chief Executive Officer of Gynecare, Inc., a medical device company that became a wholly-owned subsidiary of Johnson & Johnson in November 1997. From February 1995 to April 1997, Ms. Hirsch was President and Chief Executive Officer of Luxar Corporation, a manufacturer of laser surgery tools for cosmetic, medical and dental applications. From 1992 to 1995, she served as Vice President and General Manager of the Hemotec-Cardiac Surgery Division of Medtronic, Inc., and from 1990 to 1992, she was Director, Custom Products for the Cardiopulmonary Group of Medtronic, Inc. Ms. Hirsch received her B.S. degree from Ohio State University and her M.S. degree in Systems Management from the University of Southern California.

     Mr. Hull has served as a director of the Company since October 1994. Since August 1993, Mr. Hull has been a general partner of The Centennial Funds. Since 1988, he has also been a general partner of Criterion Venture Partners III, Limited ("Criterion"), a venture fund. Mr. Hull is President of Criterion Investments, Inc. and Executive Vice President of Centennial Holdings, Inc., the management companies for each of Criterion and The Centennial Funds, respectively. Mr. Hull is also a director of Centennial Holdings, Inc. and Criterion Investments, Inc. Mr. Hull currently serves as a director of Myelos Neurosciences Corp., a biotechnology company, Crown Castle International Corp., an international wireless communications site services company, Tachyon, Inc., a satellite based provider of broadband services and Home Data, Inc., a fiber-coaxial based provider of broadband communications services. Mr. Hull received his B.S. degree in Chemical Engineering and his M.B.A. degree from the University of Texas.

     Mr. Kiley has served as a director of the Company since February 1996. Since 1988, he has been self-employed as a consultant on matters of technology and intellectual property law. Between 1980 and 1988, Mr. Kiley served in various positions at Genentech, Inc., including as Vice President and General Counsel, Vice President for Legal Affairs and Vice President for Corporate Development. Mr. Kiley serves as a director of Pharmacyclics, Inc., Connectics Corp. and Geron Corporation, all of which are pharmaceutical companies and Synteni, Inc., a subsidiary of Incyte Pharmaceuticals, Inc. Mr. Kiley received his B.S. degree in Chemical Engineering from Pennsylvania State University and his J.D. degree from George Washington University School of Law.

     Mr. Lange has served as a director of the Company since September 1997. He has more than 31 years of experience in the pharmaceutical industry, having served in a variety of executive positions of Eli Lilly & Co. from 1960 to 1991. Most recently, Mr. Lange was Group Vice President of Marketing, Planning and Development. Mr. Lange is now a consultant and serves as a director of Laserscope, a manufacturer of medical laser systems. Mr. Lange received his B.S. degree in Pharmacy from the University of Wisconsin and his M.B.A. degree from Marquette University.

     Mr. Strauss has served as a director of the Company since December 1997. In December 1997, Mr. Strauss accepted the position of President and Chief Executive Officer of Noven Pharmaceuticals, Inc. From March 1997 to July 1997, he served as President and Chief Operating Officer of IVAX Corporation, a pharmaceutical company. In 1983, Mr. Strauss joined Cordis Corporation, a medical device company ("Cordis"), as Chief Financial Officer and from February 1987 to February 1997, he served as President and

Chief Executive Officer of Cordis. In 1995, he was also named Chairman of Cordis. Mr. Strauss serves on the Board of Trustees for the University of Miami and holds positions on the Board of Directors of several public companies. Mr. Strauss received his B.S. degree in Engineering Physics from the University of Illinois and his M.S. in Physics from the University of Idaho.

RESIGNING DIRECTOR

     Dr. David B. Apfelberg, age 56, has served as a director of the Company since February 1994. Dr. Apfelberg is a plastic surgeon, and, since June 1991, he has been Director of the Atherton Plastic Surgery Center Professional Corporation. He received his B.A. degree in History from Cornell University and his M.D. degree from Northwestern Medical School. Mr. Apfelberg will not be standing for reelection at the Meeting.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

     During 1997, the Board met nine times, including telephone conference meetings. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he was a director) and the total number of meetings held by all committees of the Board on which such director served (during the period that such director served).

     Standing committees of the Board include an Audit Committee, a Compensation Committee and a Nominating Committee.

     The current members of the Audit Committee are Mr. Hull and Mr. Lange. The Audit Committee met four times during 1997. The Audit Committee meets with the Company's independent accountants to review the adequacy of the Company's internal control systems and financial reporting procedures; reviews the general scope of the Company's annual audit and the fees charged by the independent accountants; reviews and monitors the performance of non-audit services by the Company's auditors, reviews the fairness of any proposed transaction between any officer, director or other affiliate of the Company and the Company, and after such review, makes recommendations to the full Board; and performs such further functions as may be required by any stock exchange or over-the-counter market upon which the Company's Common Stock may be listed.

     The current members of the Compensation Committee are Dr. Gill, Dr. Apfelberg and Mr. Strauss. The Compensation Committee met twice during 1997. The Compensation Committee recommends compensation for officers and employees of the Company, grants options and stock awards under the Company's employee benefit plans and reviews and recommends adoption of and amendments to stock option and employee benefit plans.

     The current members of the Nominating Committee are Dr. Gill, Mr. Hull and Mr. Hill. The Nominating Committee met twice during 1997. The Nominating Committee was formed to identify candidates for positions on the Board. The Nominating Committee will consider stockholder recommendations for director sent to the Nominating Committee, c/o Richard Powers, at the Company's executive offices.

DIRECTOR COMPENSATION

     Commencing in January 1998, directors of the Company receive an annual payment of $5,000 paid in quarterly installments plus $1,000 for attendance at each regularly-scheduled Board meeting and are reimbursed for their reasonable expenses in attending Board meetings. Members of the Board who are not employees, consultants or independent contractors of the Company, or any parent, subsidiary or affiliate of the Company, are also eligible to participate in the Company's 1996 Directors Stock Option Plan (the "Directors Plan"). During 1997, Messrs. Apfelberg, Gill, Hull and Kiley were each granted an option pursuant to the Directors Plan to purchase 6,150 shares of the Company's Common Stock at an exercise price of $7.25 per share. In addition, during 1997, Mr. Lange received an option to purchase 8,200 shares of the Company's Common Stock at an exercise price of $12.625 per share and Mr. Strauss received an option to purchase 8,200 shares of the Company's Common Stock at an exercise price of $9.50 per share.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION
                      OF EACH OF THE NOMINATED DIRECTORS.

                                 PROPOSAL NO. 2

                    AMENDMENT OF 1996 EQUITY INCENTIVE PLAN

     Stockholders are being asked to approve an amendment to the Company's 1996 Equity Incentive Plan (the "Incentive Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 400,000 shares.

     The Board believes that the increase in the number of shares reserved for issuance under the Incentive Plan is in the best interests of the Company because of the continuing need to provide stock options to attract and retain quality employees and remain competitive in the industry. The granting of equity incentives under the Incentive Plan plays an important role in the Company's efforts to attract and retain employees of outstanding ability. The Board believes that the additional reserve of shares with respect to which equity incentives may be granted will provide the Company with adequate flexibility to ensure that the Company can continue to meet those goals and facilitate the Company's expansion of its employee base.

     The Board approved the proposed amendment on March 11, 1998, to be effective upon stockholder approval. Below is a summary of the principal provisions of the Incentive Plan, assuming stockholder approval of the amendment. The summary is not necessarily complete, and reference is made to the full text of the Incentive Plan.

     Incentive Plan History. The Incentive Plan was adopted by the Board in April 1996 and approved by the stockholders of the Company in May 1996. The purpose of the Incentive Plan is to offer eligible persons an opportunity to participate in the Company's future performance through awards of stock options, restricted stock and stock bonuses. From inception of the Incentive Plan in February 1996 through December 31, 1997, options to purchase an aggregate of 1,168,400 shares of the Company's Common Stock were granted under the Incentive Plan, of which options to purchase 215,114 shares were canceled. Options were granted to the Named Executive Officers (as defined in "Executive Compensation") in the following amounts: Allen W. Hill, 50,000 shares; Edward F. Brennan, 45,000 shares; Richard P. Powers, 40,000 shares; Kenneth Aron, 45,000 shares; Carole E. Marcot, 47,000 shares. During the same period, the Company's current executive officers as a group (5 persons) were granted options to purchase an aggregate of 227,000 shares, and options to purchase an aggregate of 941,400 shares were granted to employees other than current executive officers. In addition, Vernon H. Merritt, a former officer of the Company, received options to purchase 140,000 shares under the Incentive Plan. No options have been granted under the Incentive Plan to any director who is not an executive officer of the Company or to any associate of any executive officer or director of the Company, and no other person has received 5% or more of the total options granted under the Incentive Plan from the inception of the Incentive Plan through December 31, 1997.

     In December 1997, to respond to the substantial increase in competitive attempts to recruit employees essential to the success of the Company, the Compensation Committee elected to reprice options. Competition for skilled engineers and other key employees in the semiconductor industry is intense and the use of significant options for retention and motivation of such personnel is pervasive in the high technology industries. The Compensation Committee believes that stock options are a critical component of the compensation offered by the Company to promote long-term retention of key employees, motivate high levels of performance and recognize employee contributions to the success of the Company. In light of a substantial decline in the market price of the Company's Common Stock, the Compensation Committee believed that the large numbers of outstanding stock options with an exercise price in excess of the actual market price were no longer an effective tool to encourage employee retention or to motivate high levels of performance. As a result, on December 17, 1997, the Compensation Committee approved an option repricing program.

     All individuals whose unexercised options had a weighted average exercise price in excess of $6.50 per share were eligible to participate in the December 1997 repricing program. Options having exercise prices in excess of $6.50 were amended so that the new weighted average exercise price of each participating holder's unexercised options was $6.50, the closing price of the Company's Common Stock on December 18, 1997. Holders of options to purchase a total of 538,495 shares of Common Stock amended such options in accordance with the repricing program. The other terms of the repriced options remained the same, except that vesting of the repriced options was suspended for a year, from January 1, 1998 to December 31, 1998. During this suspension period, no additional options will vest, and on January 1, 1999, each option holder who remains employed by the Company will be credited with the full year of vesting. The Company believes that this suspension of vesting will help to retain and motivate employees who participated in the repricing program.

     Number of Shares Subject to the Incentive Plan. The stock subject to issuance under the Incentive Plan consists of shares of the Company's authorized but unissued Common Stock. Originally, 820,000 shares of Common Stock (the "Base Shares") were reserved by the Board for issuance under the Incentive Plan, and this number was increased to 1,120,000 by a vote of the shareholders in May 1997. This Proposal No. 2 seeks to increase the number of Base Shares from 1,120,000 shares to 1,520,000 shares. Any shares of Common Stock that: (a) are subject to an option granted pursuant to the Incentive Plan that expires or terminates for any reason without being exercised; or (b) are subject to an award granted pursuant to the Incentive Plan that are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an award granted pursuant to the Incentive Plan that otherwise terminates without shares being issued, will again become available for grant and issuance pursuant to awards under the Incentive Plan. In addition to the Base Shares, any shares remaining unissued under the Company's 1993 Equity Incentive Plan (the "Prior Plan") on the effective date of the Incentive Plan, and any shares that are (a) issuable upon exercise of options granted pursuant to the Prior Plan that expire or become unexercisable for any reason without having been exercised in full;
(b) are subject to an award granted pursuant to the Prior Plan but are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an award granted pursuant to the Prior Plan that otherwise terminates without the shares being issued will no longer be available for grant under the Prior Plan but shall be available for grant and issuance under the Incentive Plan. This number of shares is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events.

     Eligibility. Employees, officers, directors, consultants, independent contractors and advisors of the Company (and of any parent company or subsidiary) are eligible to receive awards under the Incentive Plan (the "Participants"). No Participant is eligible to receive more than 410,000 shares of Common Stock in any calendar year under the Incentive Plan, other than new employees of the Company (including directors and officers who are also new employees) who are eligible to receive up to a maximum of 656,000 shares of Common Stock in the calendar year in which they commence their employment with the Company. As of December 31, 1997, approximately 92 persons were eligible to participate in the Incentive Plan, 5,005 shares had been issued upon exercise of options granted under the Incentive Plan and 948,281 shares were subject to outstanding options. As of that date, 260,306 shares were available for future grants, after taking into account all available shares from the Prior Plan. The closing price of the Company's Common Stock on the Nasdaq National Market was $6.9375 per share as of the Record Date.

     Administration. The Incentive Plan is administered by the Compensation Committee (the "Committee"), the members of which are appointed by the Board. The Committee currently consists of Dr. Jack M. Gill, Dr. David B. Apfelberg and Robert C. Strauss, all of whom are "non-employee directors," as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors", as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

     Subject to the terms of the Incentive Plan, the Committee determines the persons who are to receive awards, the number of shares subject to each such award, and the terms and conditions of such awards. The Committee also has the authority to construe and interpret any of the provisions of the Incentive Plan or any awards granted thereunder.

     Stock Options. The Incentive Plan permits the granting of options that are either Incentive Stock Options ("ISOs") or Nonqualified Stock Options ("NQSOs"). ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or any parent or subsidiary of the Company. The option exercise price for each ISO share must be no less than 100% of the "fair market value" (as defined in the Incentive Plan) of a share of Common Stock at the time the ISO is granted. In the case of an ISO granted to a 10% stockholder, the exercise price for each such ISO share must be no less than 110% of the fair market value of a share of Common Stock at the time the ISO is granted. The option exercise price for each NQSO share must be no less than 85% of the fair market value of a share of Common Stock at the time of grant. To date, the Company has not granted options under the Incentive Plan at less than fair market value.

     The exercise price of options granted under the Incentive Plan may be paid as approved by the Committee at the time of grant: (1) in cash (by check); (2) by cancellation of indebtedness of the Company to the Participant; (3) by surrender of shares of the Company's Common Stock owned by the Participant for at least six months, or acquired by the Participant in the public market, and having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (4) by tender of a full recourse promissory note;
(5) by waiver of compensation due to or accrued by the Participant for services rendered; (6) by a "same-day sale" commitment from the Participant and a National Association of Securities Dealers, Inc. ("NASD") broker; (7) by a "margin" commitment from the Participant and a NASD broker; or (8) by any combination of the foregoing.

     Restricted Stock Awards. The Committee may grant Participants restricted stock awards to purchase stock either in addition to, or in tandem with, other awards under the Incentive Plan, under such terms, conditions and restrictions as the Committee may determine. The purchase price for such awards must be no less than 85% of the fair market value of the Company's Common Stock on the date of the award (and in the case of an award granted to a 10% stockholder, the purchase price shall be 100% of fair market value) and can be paid for in any of the forms of consideration listed in items (1) through (5) in "Stock Options" above, as are approved by the Committee at the time of grant. To date, the Company has not granted any restricted stock awards.

     Stock Bonus Awards. The Committee may grant Participants stock bonus awards for services rendered to the Company either in addition to, or in tandem with, other awards under the Incentive Plan, under such terms, conditions and restrictions as the Committee may determine. To date, no shares have been issued pursuant to stock bonus awards.

     Mergers, Consolidations, Change of Control. In the event of a merger, consolidation, dissolution or liquidation of the Company, the sale of substantially all of the assets of the Company or any other similar corporate transaction, the successor corporation, if any, may assume, convert, replace or substitute equivalent awards in exchange for those granted under the Incentive Plan or provide substantially similar consideration, shares or other property as was provided to stockholders of the Company (after taking into account provisions of the awards). In the event that the successor corporation does not assume or substitute options, such options will accelerate at the time and upon the conditions as the Board determines. With certain exceptions, if a Participant's employment is terminated within one year after a change of corporate control has occurred, then all options held by the Participant shall become fully vested upon the date of termination.

     Amendment of the Incentive Plan. The Board may at any time terminate or amend the Incentive Plan, including amending any form of award agreement or instrument to be executed pursuant to the Incentive Plan. However, the Board may not amend, without stockholder approval, the Incentive Plan in any manner that requires stockholder approval pursuant to the Code or the regulations promulgated thereunder, or pursuant to the Exchange Act or Rule 16b-3 (or its successor) promulgated thereunder.

     Term of the Incentive Plan. Unless terminated earlier as provided in the Incentive Plan, the Incentive Plan will expire in April 2006, ten years from the date the Incentive Plan was adopted by the Board.

     Federal Income Tax Information

     THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPANTS UNDER THE INCENTIVE PLAN. FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPANT HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE INCENTIVE PLAN.

     Incentive Stock Options. A Participant will recognize no income upon grant of an ISO and incur no tax on its exercise (unless the Participant is subject to the alternative minimum tax ("AMT") as described below). If the Participant holds shares acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, then the Participant generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

     If the Participant disposes of ISO Shares prior to the expiration of either required holding periods (a "disqualifying disposition"), then any gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income to the Participant. Any additional gain will be capital gain, taxed at a rate that depends upon the length of time the ISO Shares were held by the Participant.

     Alternative Minimum Tax. The difference between the fair market value of the ISO Shares on the date of exercise and the exercise price is an adjustment to income for purposes of AMT. The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income that would normally be taxed as ordinary income (28% of that portion in the case of alternative minimum taxable income in excess of $175,000). A maximum 20% AMT rate applies to the portion of alternative minimum taxable income that would normally be taxed as net capital gain. Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO Shares on the date of exercise and the exercise price), and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

     Nonqualified Stock Options. A Participant will not recognize any taxable income at the time an NQSO is granted. However, upon exercise of an NQSO, the Participant must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the Participant's exercise price. The included amount must be treated as ordinary income by the Participant and may be subject to withholding by the Company (either by payment in cash or withholding out of the Participant's salary). Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

     Restricted Stock and Stock Bonus Awards. Restricted stock and stock bonus awards will generally be subject to tax at the time of receipt, unless there are restrictions that enable the Participant to defer tax. At the time the tax is incurred, the tax treatment will be similar to that discussed above for NQSOs.

     Maximum Tax Rates. The maximum tax rate applicable to ordinary income is 39.6%. Long-term capital gain will be taxed at a maximum rate of 20%. For this purpose, in order to receive long-term capital gain treatment, the shares must be held for more than eighteen months. Mid-term capital gain will be taxed at a maximum rate of 28%. For this purpose, in order to receive mid-term capital gain treatment, the shares must be held for more than one year and not more than eighteen months. Capital gains may be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

     Tax Treatment of the Company. The Company generally will be entitled to a deduction in connection with the exercise of an NQSO by a Participant or the receipt of restricted stock or stock bonuses by a Participant to the extent that the Participant recognizes ordinary income and the Company withholds tax. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the ISO Shares.

     ERISA. The Incentive Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and is not qualified under Section 401(a) of the Code.

     New Plan Benefits. The amounts of future option grants under the Incentive Plan are not determinable because, under the terms of the Incentive Plan, such grants are made in the discretion of the Committee. Future option exercise prices are not determinable because they are based upon fair market value of the Company's Common Stock on the date of grant.

              THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT OF THE
                           1996 EQUITY INCENTIVE PLAN

                                 PROPOSAL NO. 3

                 AMENDMENT OF 1996 EMPLOYEE STOCK PURCHASE PLAN

     Stockholders are being asked to approve an amendment to the Company's 1996 Employee Stock Purchase Plan (the "Stock Purchase Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 100,000 shares, from 123,000 shares to 223,000 shares. The Board believes that the increase in the number of shares reserved for issuance under the Stock Purchase Plan is in the best interests of the Company because of the continuing need to provide equity participation to attract and retain quality employees and remain competitive in the industry. The Stock Purchase Plan plays an important role in the Company's efforts to attract and retain employees of outstanding ability.

     The Board approved the proposed amendment on March 11, 1998, to be effective upon stockholder approval. Below is a summary of the principal provisions of the Stock Purchase Plan, assuming stockholder approval of the amendment. The summary is not necessarily complete, and reference is made to the full text of the Stock Purchase Plan.

     Stock Purchase Plan History. The Stock Purchase Plan, covering 123,000 shares of Common Stock, was adopted by the Board in April 1996 and approved by the stockholders in May 1996. The purpose of the Stock Purchase Plan is to provide employees of the Company and its subsidiaries and affiliates designated by the Board as eligible to participate in the Stock Purchase Plan ("Participating Employees") with a convenient means to acquire an equity interest in the Company through payroll deductions and to provide an incentive for continued employment. The Company intends that the Stock Purchase Plan will qualify as an "employee stock purchase plan" under Section 423 of the Code.

     Shares Subject to the Stock Purchase Plan. The stock subject to issuance under the Stock Purchase Plan consists of shares of the Company's authorized but unissued Common Stock. The Board has reserved an aggregate of 223,000 shares of Common Stock for issuance under the Stock Purchase Plan. This number of shares is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events.

     Administration. The Stock Purchase Plan is administered by the Committee. The interpretation or construction by the Committee of any provisions of the Stock Purchase Plan will be final and binding on all Participating Employees.

     Eligibility. All employees of the Company, or any parent or subsidiary, are eligible to participate in an Offering Period (as defined below) under the Stock Purchase Plan, except the following: (a) employees who are not employed by the Company 15 days before the beginning of such Offering Period; (b) employees who are customarily employed for less than 20 hours per week; (c) employees who are customarily employed for less than five months in a calendar year; and (d) employees who own stock or hold options to purchase stock or who, as a result of participation in the Stock Purchase Plan, would own stock or hold options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

     As of December 31, 1997, approximately 77 persons were eligible to participate in the Stock Purchase Plan. At that date, 16,504 shares had been issued pursuant to the Stock Purchase Plan and 106,504 shares were available for future issuance under the Stock Purchase Plan, not including the proposed amendment to the Stock Purchase Plan. The closing price of the Company's Common Stock on the Nasdaq National Market was $6.9375 per share on the Record Date.

     Participating Employees participate in the Stock Purchase Plan through payroll deductions. A Participating Employee sets the rate of such payroll deductions, which may not be less than 2% nor more than 10% of the Participating Employee's W-2 compensation, including, but not limited to, base salary, wages, commissions, overtime, shift premiums, bonuses and draws against commissions, before any deductions from the Participating Employee's salary pursuant to Sections 125 or 401(k) of the Code. No Participating Employee is permitted to purchase shares under the Stock Purchase Plan at a rate which, when aggregated with such employee's rights to purchase stock under all similar purchase plans of the Company, exceeds $25,000 in fair market value determined as of the Offering Date for each calendar year.

     Offering Periods. Each offering of Common Stock under the Stock Purchase Plan is for a period of 24 months (the "Offering Period"). Offering Periods are planned to commence approximately February 1 and August 1 of each year and end approximately January 31 and July 31 of each year, respectively. Each Offering Period consists of four six-month purchase periods (individually, a "Purchase Period") during which payroll deductions of the Participating Employees are accumulated under the Stock Purchase Plan. The Board has the power to set the beginning of any Offering Period and to change the dates or the duration of Offering Periods or Purchase Periods without stockholder approval if such change is announced at least 15 days before the scheduled beginning of the first Offering Period or Purchase Period to be affected. The first day of each Offering Period is the "Offering Date" for such Offering Period and the last business day of each Purchase Period is the "Purchase Date" for such Purchase Period.

     Participating Employees may elect to participate in any Offering Period by enrolling as provided under the terms of the Stock Purchase Plan. Once enrolled, a Participating Employee will automatically participate in each succeeding Offering Period unless the Participating Employee withdraws from the Offering Period or the Stock Purchase Plan is terminated. After the rate of payroll deductions for an Offering Period is set by a Participating Employee, that rate is effective for the remainder of the Offering Period (and for all subsequent Offering Periods in which the Participating Employee is automatically enrolled) unless otherwise changed by the Participating Employee. The Participating Employee may increase or lower the rate of payroll deductions for any subsequent Offering Period, but may only lower the rate of payroll deductions for an ongoing Offering Period. No more than one change may be made during a single Offering Period.

     Purchase Price. The purchase price of shares that may be acquired in any Purchase Period under the Stock Purchase Plan is 85% of the lesser of: (i) the fair market value of the shares on the Offering Date; or (ii) the fair market value of the shares on the Purchase Date. The fair market value of a share of the Company's Common Stock is deemed to be the closing price of the Company's Common Stock on the Nasdaq National Market on the last trading date prior to the date of determination as reported in The Wall Street Journal.

     Purchase of Stock Under the Stock Purchase Plan. The number of whole shares a Participating Employee will be able to purchase in any Purchase Period will be determined by dividing the total payroll amount withheld from the Participating Employee during the Purchase Period pursuant to the Stock Purchase Plan by the purchase price for each share determined as described above. The purchase will take place automatically on the Purchase Date of such Purchase Period.

     Withdrawal. A Participating Employee may withdraw from any Offering Period. Upon withdrawal, the accumulated payroll deductions will be returned to the withdrawn Participating Employee, without interest, provided that the withdrawal occurs at least 15 days before the related Purchase Date. If the withdrawal occurs less than 15 days before such Purchase Date, payroll deductions will continue for the remainder of that Purchase Period. No further payroll deductions for the purchase of shares will be made for the succeeding Offering Period unless the Participating Employee enrolls in the new Offering Period at least 15 days before the Offering Date.

     Amendment of the Stock Purchase Plan. The Board may at any time amend, terminate or extend the term of the Stock Purchase Plan, except that any such termination cannot affect the terms of shares previously granted under the Stock Purchase Plan, nor may any amendment make any change in the terms of shares previously granted which would adversely affect the right of any participant, nor may any amendment be made without stockholder approval if such amendment would: (a) increase the number of shares that may be issued under the Stock Purchase Plan; or (b) change the designation of the employees (or class of employees) eligible for participation in the Stock Purchase Plan.

     Term of the Stock Purchase Plan. The Stock Purchase Plan will continue until the earlier to occur of: (a) termination of the Stock Purchase Plan by the Board; (b) the issuance of all the shares of Common Stock reserved for issuance under the Stock Purchase Plan; or (c) April 2006, ten years after the date the Board adopted the Stock Purchase Plan.

     Federal Income Tax Information.

     THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND EMPLOYEES PARTICIPATING IN THE STOCK PURCHASE PLAN. FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPATING EMPLOYEE WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPATING EMPLOYEE HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISER REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE STOCK PURCHASE PLAN.

     The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

     Tax Treatment of the Participating Employee. Participating Employees will not recognize income for federal income tax purposes either upon enrollment in the Stock Purchase Plan or upon the purchase of shares. All tax consequences are deferred until a Participating Employee sells the shares, disposes of the shares by gift or dies.

     If shares are held for more than one year after the date of purchase and more than two years from the beginning of the applicable Offering Period, or if the Participating Employee dies while owning the shares, the Participating Employee realizes ordinary income on a sale (or a disposition by way of gift or upon death) to the extent of the lesser of: (a) 15% of the fair market value of the shares at the beginning of the Offering Period; or (b) the actual gain (the amount by which the market value of the shares on the date of sale, gift or death exceeds the purchase price). All additional gain upon the sale of shares is treated as capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the Participating Employee has a capital loss for the difference between the sale price and the purchase price.

     If the shares are sold or are otherwise disposed of including by way of gift (but not death, bequest or inheritance) (in any case, a "disqualifying disposition") within either the one-year or the two-year holding periods described above, the Participating Employee realizes ordinary income at the time of sale or other disposition, taxable to the extent that the fair market value of the shares at the date of purchase is greater than the purchase price. This excess will constitute ordinary income (not currently subject to withholding) in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of sale and the aggregate fair market value of the shares at the date of purchase is a capital gain or loss. The maximum tax rate applicable to ordinary income is 39.6%. Long-term capital gain will be taxed at a maximum rate of 20%. For this purpose, in order to receive long-term capital gain treatment, the stock must be held for more than eighteen months. Mid-term capital gain will be taxed at a maximum rate of 28%. For this purpose, in order to receive mid-term capital gain treatment, the stock must be held for more than one year but not more than eighteen months. Capital gains may be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

     Tax Treatment of the Company. The Company will be entitled to a deduction in connection with the disposition of shares acquired under the Stock Purchase Plan only to the extent that the Participating Employee recognizes ordinary income on a disqualifying disposition of the shares. The Company will treat any transfer of record ownership of shares as a disposition, unless it is notified to the contrary. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, Participating Employees will be required to notify the Company in writing of the date and terms of any disposition of shares purchased under the Stock Purchase Plan.

     ERISA. The Stock Purchase Plan is not subject to any of the provisions of ERISA nor is it qualified under Section 401(a) of the Code.

              THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT OF THE
                       1996 EMPLOYEE STOCK PURCHASE PLAN

                                 PROPOSAL NO. 4

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Company has selected Coopers & Lybrand L.L.P. as its independent accountants to perform the audit of the Company's financial statements for the fiscal year ending December 31, 1998, and the stockholders are being asked to ratify such selection. Representatives of Coopers & Lybrand L.L.P. will be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so, and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION
                  OF THE SELECTION OF COOPERS & LYBRAND L.L.P.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of the Company's Common Stock by: (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock; (ii) each director and nominee; (iii) each Named Executive Officer listed in the Summary Compensation Table below; and (iv) all directors and executive officers as a group.

                                          AMOUNT AND NATURE OF     PERCENT OF OUTSTANDING
 NAME AND ADDRESS OF BENEFICIAL OWNER    BENEFICIAL OWNERSHIP(1)      COMMON STOCK(1)
 ------------------------------------    -----------------------   ----------------------
David C. Hull, Jr.(2)..................         2,053,581                   16.9%
Advanced Cardiovascular Systems,
  Inc.(3)..............................         1,695,760                   13.9
Centennial Fund IV, L.P.(4)............         1,647,800                   13.5
Jack M. Gill, Vanguard IV, L.P.(5).....         1,473,810                   12.1
Investment Advisers Inc.(6)............         1,204,586                    9.9
Kleiner Perkins Caufield & Byers
  VII(7)...............................         1,043,635                    8.6
Allen W. Hill(8).......................           287,354                    2.3
Richard P. Powers(9)...................           123,997                    1.0
Edward F. Brennan(10)..................            96,409                     *
Thomas D. Kiley(11)....................            81,673                     *
Carole E. Marcot(12)...................            65,592                     *
Kenneth Aron(13).......................            46,133                     *
David B. Apfelberg(14).................            42,358                     *
E. Walter Lange(15)....................             1,364                     *
Robert C. Strauss(16)..................             1,193                     *
Roseanne Hirsch(17)....................                 0                     *
All executive officers and directors as
  a group (12 persons)(18).............         4,273,464                   33.7%

---------------
  *  Less than 1%

 (1) Percentage ownership is based upon an aggregate of 12,186,751 shares outstanding as of the Record Date. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of the Record Date are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

 (2) Represents 8,111 shares held directly by Mr. Hull, 1,647,800 shares held of record by Centennial Fund IV, L.P. ("Centennial IV"), 351,636 shares held of record by Criterion Venture Partners III, Limited ("Criterion III"), 23,423 shares held of record by Centennial Holdings IV, L.P. ("Centennial Holdings"), 1,427 shares held of record by Centennial Holdings, Inc. ("CHI"), 19,647 shares held of record by Criterion Investments, Inc. ("CII") and 1,537 shares subject to options exercisable with 60 days of the Record Date. Mr. Hull, a director of the Company, is an individual general partner of each of CVP III General Partner ("Criterion Holdings") and Centennial Holdings, which serve as the sole general partners of Criterion III and Centennial IV, respectively. Mr. Hull is also an executive officer and director of CHI and CII. As the sole general partner of Criterion III, Criterion Holdings may be deemed to be the indirect beneficial owner of Criterion III's shares by virtue of its authority to make investment decisions regarding the voting and disposition of shares directly beneficially owned by Criterion III (such decisions are made by the majority decision of a three member investment committee on which Mr. Hull serves). As the sole general partner of Centennial IV, Centennial Holdings may be deemed to be the indirect beneficial owner of Centennial IV's shares by virtue of its authority to make investment decisions regarding the voting and disposition of shares directly beneficially owned by Centennial IV (such decisions are made by the majority decision of a seven member investment committee on which Mr. Hull serves.) Neither Criterion Holdings nor Centennial Holdings owns directly any shares of the Company's Common Stock. Mr. Hull disclaims beneficial ownership of all shares of the Company's Common Stock (i) directly or indirectly owned by Criterion III or Criterion Holdings or (ii) directly or indirectly owned by Centennial IV or Centennial Holdings. In addition, all members of the Criterion Holdings and Centennial Holdings investment committees disclaim beneficial ownership of shares directly beneficially owned by Criterion III and Centennial IV, respectively. The address of Mr. Hull, Centennial Fund IV, L.P. and Criterion Venture Partners III, Limited is c/o The Centennial Funds, 1330 Post Oak Park, Suite 1525, Houston, Texas 77056.

 (3) The address of Advanced Cardiovascular Systems, Inc. is 3200 Lakeside Drive, Santa Clara, California 95052.

 (4) Excludes shares directly held by Criterion III, Centennial Holdings and CII. Each of Centennial IV and Centennial Holdings disclaims beneficial ownership of all shares directly beneficially owned by Criterion III. See footnote (2).

 (5) Includes 1,537 shares subject to options exercisable within 60 days of the Record Date. Dr. Gill is the Chairman of the Board of Directors of the Company and is a general partner of Vanguard Venture Partners, the general partner of Vanguard IV, L.P. As the sole general partner of Vanguard IV, L.P., Vanguard Venture Partners may be deemed to be the indirect beneficial owner of the shares held of record by such fund by virtue of its authority to make investment decisions regarding the voting and disposition of such shares. Dr. Gill disclaims beneficial ownership of such shares, except to the extent of any pecuniary interest therein. The address of Dr. Gill and Vanguard IV, L.P. is 5 Post Oak Park, Suite 2650, Houston, Texas 77027.

 (6) The address of Investment Advisers, Inc. is 3700 First Bank Place, Box 357, Minneapolis, Minnesota, 55440.

 (7) Represents 991,454 shares held of record by Kleiner Perkins Caufield & Byers VII, L.P. and 52,181 shares held of record by KPCB Life Sciences Zaibatsu Fund II (together, the "KPCB Funds"). The address of the KPCB Funds and KPCB VII Associates is 2750 Sand Hill Road, Menlo Park, California 94025.

 (8) Includes 232,388 shares subject to options exercisable within 60 days of the Record Date. Mr. Hill is President, Chief Executive Officer and a director of the Company.

 (9) Includes 65,348 shares subject to options exercisable within 60 days of the Record Date. Mr. Powers is Chief Financial Officer, Vice President of Finance and Administration and Secretary of the Company.

(10) Includes 75,836 shares subject to options exercisable within 60 days of the Record Date. Dr. Brennan is Executive Vice President of the Company.

(11) Includes 22,037 shares subject to options exercisable within 60 days of the Record Date. Mr. Kiley is a director of the Company.

(12) Includes 43,704 shares subject to options exercisable within 60 days of the Record Date. Ms. Marcot is Vice President of Regulatory Affairs of the Company.

(13) Includes 44,733 shares subject to options exercisable within 60 days of the Record Date. Dr. Aron is Vice President of Research and Development of the Company.

(14) Includes 1,537 shares subject to options exercisable within 60 days of the Record Date. Dr. Apfelberg disclaims beneficial ownership of such shares. Dr. Apfelberg is a director of the Company.

(15) Represents shares subject to options exercisable within 60 days of the Record Date. Mr. Lange is a director of the Company.

(16) Represents shares subject to options exercisable within 60 days of the Record Date. Mr. Strauss is a director of the Company.

(17) Ms. Hirsch is a nominee to the Board of Directors.

(18) Includes 491,214 shares subject to options exercisable within 60 days of the Record Date, including the shares referenced in footnotes (2), (5) and
     (8) through (17) above.

                               EXECUTIVE OFFICERS

     The executive officers of the Company, and their ages as of April 3, 1998 are as follows:

                 NAME                    AGE                  POSITION
                 ----                    ---                  --------
Allen W. Hill..........................  48     President, Chief Executive Officer
                                                and Director
Edward F. Brennan......................  46     Executive Vice President
Richard P. Powers......................  57     Chief Financial Officer, Vice
                                                President of Finance and
                                                Administration and Secretary
Kenneth Aron...........................  45     Vice President of Research and
                                                Development
Carole E. Marcot.......................  51     Vice President of Regulatory Affairs

     For information regarding the positions an offices held by Mr. Hill, please refer to the discussion regarding nominees for election as directors in "Nominees" under Proposal No. 1 above.

     Dr. Brennan has been Executive Vice President of the Company since July 1995 and from March 1995 to July 1995 he was a consultant to the Company, serving as its Chief Operating Officer. From November 1992 to February 1995, Dr. Brennan served as Executive Vice President of Depomed Systems, Inc., a pharmaceutical company. From January 1992 to November 1992, he served as a strategic transitional advisor to Medtronic, Inc., a medical device company, in connection with its acquisition of certain assets of Urosystems, Inc., a company Dr. Brennan co-founded in December 1987. Dr. Brennan received his B.A. in Chemistry and Biology and his Ph.D. in Biology from the University of California, Santa Cruz.

     Mr. Powers has been Chief Financial Officer and Vice President of Finance and Administration of the Company since March 1996 and Secretary since April 1996. From September 1995 to February 1996, Mr. Powers served as a consultant to and director of Qualtos Computer Inc., a provider of on-line support networks and software. From 1986 to August 1995, Mr. Powers was Senior Vice President and Chief Financial Officer of Syntex Corporation, a pharmaceutical company. He received his B.S. degree in Accounting from Canisius College and his M.B.A. from the University of Rochester.

     Dr. Aron has been Vice President of Research and Development of the Company since January 1996. Dr. Aron held various positions with Heraeus Surgical Inc., a supplier of minimally invasive surgical systems, from April 1990 to January 1996, most recently as Vice President of Research and Development and Engineering. Dr. Aron received his Ph.D. in Chemistry from State University of New York at Stony Brook.

     Ms. Marcot has been Vice President of Regulatory Affairs of the Company since October 1994. From February 1991 to October 1994, Ms. Marcot was employed at Baxter Healthcare Corporation, where she served at various times as Vice President for Regulatory Affairs, Quality Assurance and Clinical Programs. Ms. Marcot received her B.A. degree in Biology and Chemistry from the College of St. Elizabeth, her M.B.A. degree from the University of California, Irvine and her J.D. degree from Western State University College of Law. Ms. Marcot is a member of the California Bar.

                             EXECUTIVE COMPENSATION

     The following table sets forth all compensation awarded, earned or paid for services rendered in all capacities to the Company and its subsidiaries during each of 1995, 1996 and 1997 to (i) the Company's Chief Executive Officer and
(ii) the Company's four other most highly compensated executive officers who were serving as executive officers at the end of 1997 (the "Named Executive Officers"). This information includes the dollar values of base salaries, bonus awards, the number of shares subject to stock options granted and certain other compensation, if any, whether paid or deferred. The Company does not grant stock appreciation rights and has no long-term compensation benefits other than the stock options.

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM
                                                                                       COMPENSATION
                                                         ANNUAL COMPENSATION              AWARDS
                                                  ----------------------------------   ------------
                                                                           OTHER        SECURITIES
                                                                           ANNUAL       UNDERLYING     ALL OTHER
   NAME AND PRINCIPAL POSITION      FISCAL YEAR    SALARY    BONUS(1)   COMPENSATION     OPTIONS      COMPENSATION
   ---------------------------      -----------   --------   --------   ------------   ------------   ------------
Allen W. Hill.....................     1997       $250,000   $60,000           --         50,000             --
  President and                        1996        220,000    50,000           --             --             --
  Chief Executive Officer              1995         95,704    25,000           --        376,946        $22,679(2)

Edward F. Brennan.................     1997        162,200    25,000           --         40,000             --
  Executive Vice President             1996        156,000    23,400           --         17,300             --
                                       1995         64,984    21,750       52,288(3)     105,190             --

Richard P. Powers.................     1997        166,400    30,000           --         40,000             --
  Chief Financial Officer,             1996        126,667    27,400           --         98,400             --
  Vice President of Finance and        1995             --        --           --             --             --
  Administration and Secretary

Kenneth Aron......................     1997        136,500    22,000           --         45,000             --
  Vice President of Research           1996        130,000    20,800           --         57,400             --
  and Development                      1995             --        --           --             --             --

Carole E. Marcot..................     1997        115,000    20,000           --         37,000             --
  Vice President of Regulatory
    Affairs                            1996        109,500    17,500           --         10,000             --
                                       1995        105,000    21,000           --             --             --

---------------
(1) Bonuses are paid at the discretion of the Compensation Committee based on the achievement of certain objectives.

(2) Represents relocation expenses.

(3) Represents fees paid to Dr. Brennan for services as a consultant to the Company prior to the commencement of his employment.

     The following table sets forth further information regarding option grants pursuant to the Incentive Plan during 1997 to each of the Named Executive Officers. In accordance with the rules of the Securities and Exchange Commission, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted to the end of the option term.

                             OPTION GRANTS IN 1997

                                                                                         POTENTIAL REALIZABLE
                                                                                           VALUE AT ASSUMED
                          NUMBER OF     PERCENTAGE OF                                       ANNUAL RATES OF
                          SECURITIES    TOTAL OPTIONS                                  STOCK PRICE APPRECIATION
                          UNDERLYING     GRANTED TO                                       FOR OPTION TERM(2)
                           OPTIONS      EMPLOYEES IN     EXERCISE PRICE   EXPIRATION   -------------------------
          NAME            GRANTED(1)        1997           PER SHARE         DATE          5%            10%
          ----            ----------   ---------------   --------------   ----------   -----------   -----------
Allen W. Hill...........    50,000          7.0%             $7.25         05/28/07      $227,974      $577,732
Edward F. Brennan.......    40,000          5.6%              7.25         05/28/07       182,379       462,185
Richard P. Powers.......    40,000          5.6%              7.25         05/28/07       182,379       462,185
Kenneth Aron............    45,000          6.3%              7.25         05/28/07       205,177       519,958
Carole E. Marcot........    37,000          5.1%              7.25         05/28/07       168,701       427,521

---------------
(1) The options shown in the table were granted at fair market value, are incentive stock options and will expire ten years from the date of grant, subject to earlier termination upon termination of the optionee's employment. The options become exercisable with respect to 12.5% of the shares on the six month anniversary of the vesting commencement date and vest as to an additional 2.083% of the shares for each full month thereafter that the optionee renders services to the Company.

(2) The 5% and 10% assumed annual compound rates of stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.

     The following table sets forth certain information concerning the exercise of options by each of the Named Executive Officers during 1997, including the aggregate amount of gains on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 1997. Also reported are values of "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and $6.25 per share, which was the closing price of the Company's Common Stock as reported on the Nasdaq National Market on December 31, 1997, the last day of trading for 1997.

            AGGREGATED OPTION EXERCISES IN 1997 AND YEAR-END VALUES

                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                               OPTIONS AT               IN-THE-MONEY OPTIONS
                            SHARES                         FISCAL YEAR-END(1)           AT FISCAL YEAR-END(2)
                          ACQUIRED ON      VALUE      ----------------------------   ---------------------------
          NAME            EXERCISE(1)   REALIZED(1)   EXERCISABLE    UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
          ----            -----------   -----------   -----------    -------------   -----------   -------------
Allen W. Hill...........       0             0          187,916         239,030      $1,086,477      $850,264
Edward F. Brennan.......       0             0           59,881          80,036         298,068       264,524
Richard P. Powers.......       0             0           48,883          89,517         190,311       395,728
Kenneth Aron............       0             0           34,066          68,334         155,128       168,619
Carole E. Marcot........       0             0           33,199          49,698         148,225        67,376

---------------
(1) "Value Realized" represents the fair market value of the shares of Common Stock underlying the option on the date of exercise less the aggregate exercise price of the option.

(2) These values, unlike the amounts set forth in the column entitled "Value Realized," have not been, and may never be, realized and are based on the positive spread between the respective exercise prices of outstanding options and the closing price of the Company's Common Stock on December 31, 1997, which was $6.25 per share.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists of Dr. Gill, Dr. Apfelberg and Mr. Strauss. For a description of transactions between the Company and members of the Compensation Committee and entities affiliated with such members, see the discussion under "Certain Relationships and Related Transactions" below.

                        REPORT ON EXECUTIVE COMPENSATION

     Final decisions regarding executive compensation and stock option grants to executives are made by the Compensation Committee of the Board (the "Committee"). The Committee is composed of two independent non-employee directors, neither of whom have any interlocking relationships as defined by the Securities Exchange Commission ("SEC").

GENERAL COMPENSATION POLICY

     The Committee acts on behalf of the Board to establish the general compensation policy of the Company for all employees of the Company. The Committee typically reviews base salary levels and target bonuses for the Chief Executive Officer ("CEO") and other executive officers and employees of the Company at or about the beginning of each year. The Committee administers the Company's incentive and equity plans, including the 1996 Equity Incentive Plan and the 1996 Employee Stock Purchase Plan. In addition to their base salaries, the Company's executive officers, including the CEO, are each eligible to receive a cash bonus and are entitled to participate in the Incentive Plan.

     The Committee's philosophy in compensating executive officers, including the CEO, is to relate compensation directly to corporate performance. Thus, the Company's compensation policy, which applies to management and other key employees of the Company, relates a portion of each individual's total compensation to the Company-wide and individual objectives and profit objectives, set forth at the beginning of the year. Consistent with this policy, a designated portion of the compensation of the executive officers of the Company is contingent on both corporate performance and on the individual's performance as measured against personal objectives, as determined by the Committee in its discretion. Long-term equity incentives for executive officers are effected through the granting of stock options under the Incentive Plan. Stock options generally have value for the executive only if the price of the Company's stock increases above the fair market value on the grant date and the executive remains in the Company's employ for the period required for the options to vest.

     The base salaries, incentive compensation and stock option grants of the executive officers are determined in part by the Committee reviewing data on prevailing compensation practices in companies with whom the Company competes for executive talent, and by their evaluating such information in connection with the Company's corporate goals. To this end, the Committee attempted to compare the compensation of the Company's executive officers with the compensation practices of comparable companies to determine base salary, target bonuses and target total cash compensation.

     In preparing the performance graph for this Proxy Statement (see "Company Stock Price Performance"), the Company used the Standard and Poors Mid-Cap Healthcare Medical Products Index ("S&P Index") as its published line of business index.

1997 EXECUTIVE COMPENSATION

     Base Compensation. The Committee reviewed the recommendations and performance and market data outlined above and established a base salary level to be effective January 1, 1997 for each executive officer, including the CEO.

     Incentive Compensation. Cash bonuses are awarded based on an executive officer's performance measured against predetermined individual performance goals and the performance of the entire Company measured against predetermined corporate objectives set by the Committee and approved by the Board at the beginning of each calendar year. The CEO's judgment of executives' performance (other than his own) is taken into account in determining the extent to which those goals have been satisfied. For the year ended December 31, 1997, the primary objectives used by the Company as the basis for incentive compensation were: (1) conclude patient enrollment of Phase II intraoperative transmyocardial revascularization clinical trial, (2) submit IDE application to FDA for percutaneous myocardial revascularization clinical trial, (3) enter into an international distribution agreement with Boston Scientific Corporation, (4) assist Boston Scientific Corporation in deploying a dedicated sales force in Europe, (5) initiate patient enrollment in percutaneous myocardial revascularization randomized clinical trial and (6) obtain CE Mark approval to market the Company's PMR(TM) System in Europe. The target amount of bonus and the actual amount of bonus are determined by the Committee, in its discretion.

     Stock Options. Stock options are an essential element of the Company's executive compensation package. The Compensation Committee believes that equity-based compensation in the form of stock options links the interests of management and stockholders by focusing employees and management on increasing stockholder value. The actual value of such equity-based compensation depends entirely on appreciation of the Company's stock. Approximately 100% of the Company's full-time employees participate in the Incentive Plan.

     In 1997, stock options were granted to certain executive officers to aid in the retention of executive officers and to align their interests with those of the stockholders. Stock options typically have been granted to executive officers when the executive first joins the Company, in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group. The Committee may, however, grant additional stock options to executives for other reasons. The number of shares subject to each stock option granted is within the discretion of the Committee and is based on anticipated future contribution and ability to impact corporate and/or business unit results, past performance or consistency within the executive's peer group. In 1997, the Committee considered these factors, as well as the number of options held by such executive officers as of the date of grant that remained unvested. In the discretion of the Committee, executive officers may also be granted stock options to provide greater incentives to continue their employment with the Company and to strive to increase the value of the Company's Common Stock. The stock options generally become exercisable over a four-year period and are granted at a price that is equal to the fair market value of the Company's Common Stock on the date of grant.

     For 1998, the Committee will be considering whether to grant future options under the Incentive Plan to executive officers based on the factors described above, with particular attention to the Company-wide management objectives and the executive officers' success in obtaining specific individual financial and operational objectives established or to be established for 1998, to the Company's financial performance and to the number of options currently held by the executive officers that remain unvested.

     Company Performance and CEO Compensation. Mr. Hill was responsible for managing the Company to achieve the objectives for 1997 as set forth under the discussion of Incentive Compensation above. In addition, Mr. Hill significantly strengthened the Company's market position. Mr. Hill was responsible for carrying out the overall corporate business plan, such as meeting the Company's financial projections and the Company's sales targets. The Committee reviewed the compensation practices of comparable companies using various compensation surveys compiled by an employment consulting firm and by professional venture capital firms. Based upon the criteria set forth under the discussion of Incentive Compensation above, the Committee awarded Mr. Hill incentive compensation of $60,000. This figure represents 80% of the target bonus for Mr. Hill. The Committee reviewed the compensation practices of the comparable companies in making these awards to Mr. Hill.

     Compliance with Section 162(m) of the Internal Revenue Code of 1986. The Company intends to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986. The Incentive Plan is already in compliance with
Section 162(m) by limiting stock awards to named executive officers. The Company does not expect cash compensation for 1998 to any individual executive officer to be in excess of $1,000,000 or consequently affected by the requirements of
Section 162(m).

                                          COMPENSATION COMMITTEE

                                          Jack M. Gill
                                          David B. Apfelberg
                                          Robert Strauss

                        COMPANY STOCK PRICE PERFORMANCE

     The stock price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

     The graph below compares the cumulative total stockholder return on the Common Stock of the Company on May 21, 1996 (the effective date of the Company's registration statement with respect to the Company's initial public offering) to December 31, 1997 with the cumulative total return on the Nasdaq Stock Market (U.S.) Index and the Standard & Poor's Mid-Cap Healthcare Medical Products Index over the same period (assuming the investment of $100 in the Common Stock of Company and in each of the other indices on the date of the Company's initial public offering, and reinvestment of all dividends).

     The comparisons in the graph below are based on historical data and are not intended to forecast the possible future performance of the Company's Common Stock.

                     COMPARISON OF CUMULATIVE TOTAL RETURN

                                                                               S&P MID-CAP
                                                                               HEALTHCARE
        MEASUREMENT PERIOD            CARDIOGENESIS       NASDAQ STOCK      MEDICAL PRODUCTS
      (FISCAL YEAR COVERED)            CORPORATION      MARKET U.S. INDEX         INDEX
5/21/96                                  100.00              100.00              100.00
6/30/96                                   67.50               95.00               93.80
9/30/96                                   60.00               98.40              112.40
12/31/96                                  56.25              103.50              115.30
3/31/97                                   65.00               97.91              115.00
6/30/97                                   50.00              115.53              127.90
9/30/97                                   62.50              135.06              143.48
12/31/97                                  31.25              125.88              121.44

                                    05/21/96   06/30/96   09/30/96   12/31/96   03/31/97   06/30/97   09/30/97   12/31/97
                                    --------   --------   --------   --------   --------   --------   --------   --------
CardioGenesis Corporation.........  $100.00      67.50      60.00      56.25      65.00      50.00      62.50      31.25
Nasdaq Stock Market U.S. Index....  $100.00      95.00      98.40     103.50      97.91     115.53     135.06     125.88
S&P Mid-Cap Healthcare Medical
  Products Index..................  $100.00      93.80     112.40     115.30     115.00     127.90     143.48     121.44

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     From January 1, 1997 to the present, there are no currently proposed transactions in which the amount involved exceeds $60,000 to which the Company or any of its subsidiaries was (or is to be) a party and in which any executive officer, director, 5% beneficial owner of the Company's Common Stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest, except for: (i) payments set forth under "Executive Compensation" above; and (ii) indemnification agreements entered into by the Company with each of its directors and executive officers that provide the maximum indemnity available to directors and executive officers under
Section 145 of the Delaware General Corporation Law and the Company's Bylaws, as well as certain additional procedural protections. Such indemnity agreements provide generally that the Company will advance expenses incurred by directors and executive officers in any action or proceeding as to which they may be indemnified, and require the Company to indemnify such individuals to the fullest extent permitted by law.

                             STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the Company's 1999 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than December 29, 1998 in order to be included in the Company's Proxy Statement and form of proxy relating to that meeting.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors of the Company, the Company believes that all Section 16(a) filing requirements were met during 1996, except that Forms 3, Initial Statement of Beneficial Ownership of Securities, for Mr. Lange and Mr. Strauss, two of the Company's directors, were late.

                                   FORM 10-K

     THE COMPANY, UPON WRITTEN REQUEST, WILL PROVIDE WITHOUT CHARGE TO EACH STOCKHOLDER A COPY OF ITS ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 1997. REQUESTS SHOULD BE DIRECTED TO:

                                Richard P. Powers
                                Chief Financial Officer
                                CardioGenesis Corporation
                                540 Oakmead Parkway
                                Sunnyvale, California 94086

                                 OTHER BUSINESS

     The Board does not intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                                                       CardioGenesis Corporation
                                                                 SKU #1521-PS-98

                                                                      APPENDIX 1



                            CARDIOGENESIS CORPORATION

                           1996 EQUITY INCENTIVE PLAN

          As Adopted April 12, 1996 and Amended Through March 11, 1998

           1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

           2. SHARES SUBJECT TO THE PLAN.

                 2.1 Number of Shares Available. Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 1,520,000* Shares. Subject to Sections 2.2 and 18, Shares that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an Award that otherwise terminates without Shares being issued will again be available for grant and issuance in connection with future Awards under this Plan. Any authorized shares not issued or subject to outstanding grants under the CardioGenesis Corporation 1993 Equity Incentive Plan (the "PRIOR PLAN") on the Effective Date (as defined below) and any shares that: (a) are issuable upon exercise of options granted pursuant to the Prior Plan that expire or become unexercisable for any reason without having been exercised in full; (b) are subject to an award granted pursuant to the Prior Plan but are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an award granted pursuant to the Prior Plan that otherwise terminates without shares being issued will no longer be available for grant and issuance under the Prior Plan, but will be available for grant and issuance under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

                 2.2 Adjustment of Shares. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

           3. ELIGIBILITY. ISO (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 410,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent or Subsidiary of the Company (including new employees who are also officers and directors of the Company or any Parent or

Subsidiary of the Company) who are eligible to receive up to a maximum of 656,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.

           4. ADMINISTRATION.

                 4.1 Committee Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

           (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

           (b) prescribe, amend and rescind rules and regulations relating to this Plan;

           (c)   select persons to receive Awards;

           (d)   determine the form and terms of Awards;

           (e) determine the number of Shares or other consideration subject to Awards;

           (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

           (g)   grant waivers of Plan or Award conditions;

           (h)   determine the vesting, exercisability and payment of Awards;

           (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

           (j)   determine whether an Award has been earned; and

           (k) make all other determinations necessary or advisable for the administration of this Plan.

                 4.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

                 4.3 Exchange Act Requirements. If two or more members of the Board are Outside Directors, the Committee will be comprised of at least two (2) members of the Board, all of whom are Outside Directors and Disinterested Persons. During all times that the Company is subject to Section 16 of the Exchange Act, the Company will take appropriate steps to comply with the disinterested administration requirements of Section 16(b) of the Exchange Act, which will consist of the appointment by the Board of a Committee consisting of not less than two (2) members of the Board, each of whom is a Disinterested Person.

           5. OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSOS"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

                 5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("STOCK OPTION AGREEMENT"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

                 5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

                 5.3 Exercise Period. Options may be exercisable immediately (subject to repurchase pursuant to Section 12 of this Plan) or may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("TEN PERCENT SHAREHOLDER") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

                 5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that:
(i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Shareholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

                 5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "EXERCISE AGREEMENT") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

                 5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

           (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

           (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three
                 (3) months after a Termination other than because of Participant's death or disability), then Participant's
                 Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date
                 (or such
                 shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

           (c) If a Participant is determined by the Board to have committed on act of theft, embezzlement, fraud, dishonesty, a breach of fiduciary duty to the Company or Subsidiary, or deliberate disregard of the rules of the Company or Subsidiary, or if a Participant makes any unauthorized disclosure of any of the trade secrets or confidential information of the Company or Subsidiary, engages in any conduct which constitutes unfair competition with the Company or Subsidiary, induces any customer of the Company or Subsidiary to break any contract with the Company or Subsidiary, or induces any principal for whom the Company or Subsidiary acts as agent to terminate such agency relationship (each of which acts by the Participant shall constitute "MISCONDUCT" for purposes of this Plan), neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination, the Board shall give the Participant an opportunity to present to the Board evidence on his behalf. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is terminated.

           (d) If any Participant's employment is terminated by the Company for any reason other than for Misconduct or, if applicable, by Constructive Termination, within one year after a Change of Control has occurred, then all Options held by such Participant shall become fully vested for exercise upon the date of termination, irrespective of the vesting provisions of the Participant's Option agreement. For purposes of this subsection (d), the term "Change of Control" shall have the meaning assigned by this Plan, unless a different meaning is defined in an individual Participant's Option.

                 5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

                 5.8 Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

                 5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

                 5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

           6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "PURCHASE PRICE"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

                 6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("RESTRICTED STOCK PURCHASE AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

                 6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee and will be at least 85% of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Shareholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of this Plan.

                 6.3 Restrictions. Restricted Stock Awards will be subject to such restrictions (if any) as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Committee may determine.

           7. STOCK BONUSES.

                 7.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the "STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "PERFORMANCE STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent and/or Subsidiary individual performance factors or upon such other criteria as the Committee may determine.

                 7.2 Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant and whether such Shares will be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will determine: (a) the nature, length and starting date of any period during which performance is to be measured (the "PERFORMANCE PERIOD") for each Stock Bonus; (b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

                 7.3 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

                 7.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the date of Termination in accordance with the Performance Stock Bonus Agreement, unless the Committee will determine otherwise.

           8. PAYMENT FOR SHARE PURCHASES.

                 8.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

           (a) by cancellation of indebtedness of the Company to the Participant;

           (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

           (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

           (d) by waiver of compensation due or accrued to the Participant for services rendered;

           (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

                 (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                 (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

           (f) by any combination of the foregoing.

                 8.2 Loan Guarantees. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

           9. WITHHOLDING TAXES.

                 9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

                 9.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "TAX DATE"). All elections by a Participant to have Shares withheld for this purpose will be made in writing in a form acceptable to the Committee and will be subject to the following restrictions:

           (a)   the election must be made on or prior to the applicable Tax
                 Date;

           (b) once made, then except as provided below, the election will be irrevocable as to the particular Shares as to which the election is made;

           (c) all elections will be subject to the consent or disapproval of the Committee;

           (d) if the Participant is an Insider and if the Company is subject to Section 16(b) of the Exchange Act: (1) the election may not be made within six (6) months of the date of grant of the Award, except as otherwise permitted by SEC Rule 16b-3(e) under the Exchange Act, and (2) either (A) the election to use stock withholding must be irrevocably made at least six (6) months prior to the Tax Date (although such election may be revoked at any time at least six (6) months prior to the Tax Date) or (B) the exercise of the Option or election to use stock withholding must be made in the ten (10) day period beginning on the third day following the release of the Company's quarterly or annual summary statement of sales or earnings; and

           (e) in the event that the Tax Date is deferred until six (6) months after the delivery of Shares under Section 83(b) of the Code, the Participant will receive the full number of Shares with respect to which the exercise occurs, but such Participant will be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

           10. PRIVILEGES OF STOCK OWNERSHIP.

                 10.1 Voting and Dividends. No Participant will have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's original Purchase Price pursuant to Section 12.

                 10.2 Financial Statements. The Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

           11. TRANSFERABILITY. Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant.

           12. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at: (A) with respect to Shares that are "Vested" (as defined in the Award Agreement), the higher of: (l) Participant's original Purchase Price, or (2) the Fair Market Value of such Shares on Participant's Termination Date, provided, that such right of repurchase (i) must be exercised as to all such "Vested" Shares unless a Participant consents to the Company's repurchase of only a portion of such "Vested" Shares and (ii) terminates when the Company's securities become publicly traded; or (B) with respect to Shares that are not "Vested" (as defined in the Award Agreement), at the Participant's original Purchase Price, provided, that the right to repurchase at the original Purchase Price lapses at the rate of at least 20% per year over five (5) years from the date the Shares were purchased (or from the date of grant of options in the case of Shares obtained pursuant to a Stock Option Agreement and Stock Option Exercise Agreement), and if the right to repurchase is assignable, the assignee must pay the Company, upon assignment of the right to repurchase, cash equal to the excess of the Fair Market Value of the Shares over the original Purchase Price.

           13. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

           14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

           15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

           16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

           17. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

           18. CORPORATE TRANSACTIONS.

                 18.1 Assumption or Replacement of Awards by Successor. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which shareholders owning at least 80% of the voting stock of the Company (other than any shareholder which merges, or which owns or controls another corporation which merges, with the Company in such merger) cease to own their shares or other equity interests in the Company, or (d) the sale of substantially all of the assets of the Company, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Options, as provided above, pursuant to a transaction described in this Subsection 18.1, then notwithstanding any other provision in this Plan to the contrary, such Options will accelerate at such time and on such conditions as the Board determines.

                 18.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

                 18.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

           19. ADOPTION AND SHAREHOLDER APPROVAL. This Plan will become effective on the date on which the registration statement filed by the Company with the SEC under the Securities Act registering the initial public offering of the Company's Common Stock is declared effective by the SEC (the "EFFECTIVE DATE"); provided, however, that if the Effective Date does not occur on or before December 31, 1996, this Plan will terminate having never become effective. This Plan shall be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Board may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial shareholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the shareholders of the Company; and (c) in the event that shareholder approval of such increase is not obtained within the time period provided herein, all Awards granted hereunder will be canceled, any Shares issued pursuant to any Award will be canceled, and any purchase of Shares hereunder will be rescinded. So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended, with respect to shareholder approval.

           20. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of shareholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

           21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the shareholders of the Company, amend this Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or (if the Company is subject to the Exchange Act or Section 16(b) of the Exchange Act) pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended, thereunder, respectively.

           22. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

           23. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

                 "AWARD" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

                 "AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

                 "BOARD" means the Board of Directors of the Company.

                 "CHANGE OF CONTROL" means any of the following events: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or any of its Affiliates) representing more than 20% of either the then outstanding shares of the Common Stock of the Company or the combined voting power of the Company's then outstanding voting securities; (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board and any new director (other than a director designated by a person who has entered into an agreement or arrangement with the Company to effect a transaction described in clause (i) or (ii) of this sentence) whose appointment, election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose appointment, election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; or (iii) there is consummated a merger or consolidation of the Company or subsidiary thereof with or into any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger or consolidation more than 50% of the combined voting power of the voting securities of either the Company or the other entity which survives such merger or consolidation or the parent of the entity which survives such merger or consolidation; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or there is consummated the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 80% of the combined voting power of the voting securities of which are owned by persons in substantially the same proportions as their ownership of the Company immediately prior to such sale. Notwithstanding the foregoing (i) no "Change of Control" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Common Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately prior to such transaction or series of transactions and (ii) "Change of Control" shall exclude the acquisition of securities representing more than 20% of either the then outstanding shares of the Common Stock of the Company or the combined voting power of the Company's then outstanding voting securities by the Company or any of its wholly owned subsidiaries, or any trustee or other fiduciary holding securities of the Company under an employee benefit plan now or hereafter established by the Company.

                 "CODE" means the Internal Revenue Code of 1986, as amended.

                 "COMMITTEE" means the committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

                 "COMPANY" means CardioGenesis Corporation or any successor corporation.

                 "CONSTRUCTIVE TERMINATION" means a resignation by a Participant who has been elected by the Board as a corporate officer of the Company due to diminution or adverse change in the circumstances of such Participant's employment with the Company, as determined in good faith by the Participant; including, without limitation, reporting relationships, job description, duties, responsibilities, compensation, perquisites, office or location of employment. Constructive Termination shall be communicated by written notice to the Company, and such termination shall be deemed to occur on the date such notice is delivered to the Company.

                 "DISABILITY" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

                 "DISINTERESTED PERSON" means a director who has not, during the period that person is a member of the Committee and for one year prior to commencing service as a member of the Committee, been granted or awarded equity securities pursuant to this Plan or any other plan of the Company or any Parent or Subsidiary of the Company, except in accordance with the requirements set forth in Rule 16b-3(c)(2)(i) (and any successor regulation thereto) as promulgated by the SEC under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the SEC.

                 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                 "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

                 "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

           (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the last trading day prior to the date of determination as reported in The Wall Street Journal;

           (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the last trading day prior to the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

           (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the last trading day prior to the date of determination as reported in The Wall Street Journal; or

           (d) if none of the foregoing is applicable, by the Committee in good faith.

                 "INSIDER" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to
Section 16 of the Exchange Act.

                 "OUTSIDE DIRECTOR" means any director who is not; (a) a current employee of the Company or any Parent or Subsidiary of the Company; (b) a former employee of the Company or any Parent or Subsidiary of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan); (c) a current or former officer of the Company or any Parent or Subsidiary of the Company; or (d) currently receiving compensation for personal services in any capacity, other than as a director, from the Company or any Parent or Subsidiary of the Company; provided, however, that at such time as the term "Outside Director", as used in Section 162(m) of the Code is defined in regulations promulgated under Section 162(m) of the Code, "Outside Director" will have the meaning set forth in such regulations, as amended from time to time and as interpreted by the Internal Revenue Service.

                 "OPTION" means an award of an option to purchase Shares pursuant to Section 5.

                 "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under this Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                 "PARTICIPANT" means a person who receives an Award under this Plan.

                 "PLAN" means this CardioGenesis Corporation 1996 Equity Incentive Plan, as amended from time to time.

                 "RESTRICTED STOCK AWARD" means an award of Shares pursuant to Section 6.

                 "SEC" means the Securities and Exchange Commission.

                 "SECURITIES ACT" means the Securities Act of 1933, as amended.

                 "SHARES" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

                 "STOCK BONUS" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

                 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            "TERMINATION" or "TERMINATED" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, director, consultant or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Option while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

--------

*Reflects (i) an increase from 820,000 to 1,120,000 shares approved by the Board on April 16, 1997 and by stockholders on May 28, 1997; and (ii) an increase to 1,520,000 shares approved by the Board on March 11, 1998 and by stockholders on June 2, 1998.

                                                                      APPENDIX 2


                            CARDIOGENESIS CORPORATION

                        1996 EMPLOYEE STOCK PURCHASE PLAN

            Adopted April 12, 1996, as Amended through March 11, 1998


      1. ESTABLISHMENT OF PLAN. CardioGenesis Corporation (the "COMPANY") proposes to grant options for purchase of the Company's Common Stock to eligible employees of the Company and its Subsidiaries (as hereinafter defined) pursuant to this Employee Stock Purchase Plan (this "PLAN"). For purposes of this Plan, "PARENT CORPORATION" and "SUBSIDIARY" (collectively, "SUBSIDIARIES") shall have the same meanings as "parent corporation" and "subsidiary corporation" in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "CODE"). The Company intends this Plan to qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan shall be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. A total of 223,000(1) shares of the Company's Common Stock is reserved for issuance under this Plan. Such number shall be subject to adjustments effected in accordance with Section 14 of this Plan.

      2. PURPOSE. The purpose of this Plan is to provide employees of the Company and Subsidiaries designated by the Board of Directors of the Company (the "BOARD") as eligible to participate in this Plan with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Subsidiaries, and to provide an incentive for continued employment.

      3. ADMINISTRATION. This Plan shall be administered by a committee appointed by the Board consisting of at least two (2) members of the Board (the "COMMITTEE"). As used in this Plan, references to the "Committee" shall mean either such committee or the Board if no committee has been established. Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Board and its decisions shall be final and binding upon all participants. Members of the Board shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company.

      4. ELIGIBILITY. Any employee of the Company or the Subsidiaries is eligible to participate in an Offering Period (as hereinafter defined) under this Plan except the following:

         (a) employees who are not employed by the Company or Subsidiaries fifteen days before the beginning of such Offering Period, except that employees who are employed on the effective date of the registration statement filed by the Company with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT") registering the initial public offering of the Company's Common Stock is declared effective by the SEC shall be eligible to participate in the first Offering Period under the Plan;

         (b) employees who are customarily employed for less than twenty (20) hours per week;

         (c) employees who are customarily employed for less than five (5) months in a calendar year;

         (d) employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or

--------

(1) Adjusted to reflect the increase from 123,000 to 223,000 shares approved by the Board on March 11, 1998 and by stockholders on June 2, 1998.

hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries.

      5. OFFERING DATES. The offering periods of this Plan (each, an "OFFERING PERIOD") shall be of twenty-four (24) months duration commencing on February 1 and August 1 of each year and ending on July 31 and January 31 of each year; provided, however, that notwithstanding the foregoing, the first such Offering Period shall commence on the first business day on which price quotations for the Company's Common Stock are available on the Nasdaq National Market (the "FIRST OFFERING DATE") and shall end on July 31, 1998. Except for the first Offering Period, each Offering Period shall consist of four (4) six-month purchase periods (individually, a "PURCHASE PERIOD") during which payroll deductions of the participants are accumulated under this Plan. The first business day of each Offering Period is referred to as the "OFFERING DATE". The last business day of each Purchase Period is referred to as the "PURCHASE DATE". The Board shall have the power to change the duration of Offering Periods or Purchase Periods with respect to offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period or Purchase Period to be affected.

      6. PARTICIPATION IN THIS PLAN. Eligible employees may become participants in an Offering Period under this Plan on the first Offering Date after satisfying the eligibility requirements by delivering a subscription agreement to the Company's treasury department (the "TREASURY DEPARTMENT") not later than the 15th day of the month before such Offering Date unless a later time for filing the subscription agreement authorizing payroll deductions is set by the Board for all eligible employees with respect to a given Offering Period. An eligible employee who does not deliver a subscription agreement to the Treasury Department by such date after becoming eligible to participate in such Offering Period shall not participate in that Offering Period or any subsequent Offering Period unless such employee enrolls in this Plan by filing a subscription agreement with the Treasury Department not later than the 15th day of the month preceding a subsequent Offering Date. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Section 11 below. Such participant is not required to file any additional subscription agreement in order to continue participation in this Plan.

      7. GRANT OF OPTION ON ENROLLMENT. Enrollment by an eligible employee in this Plan with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such employee of an option to purchase on the Purchase Date up to that number of shares of Common Stock of the Company determined by dividing (a) the amount accumulated in such employee's payroll deduction account during such Purchase Period by (b) the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date, or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Purchase Date, provided, however, that the number of shares of the Company's Common Stock subject to any option granted pursuant to this Plan shall not exceed the lesser of (a) the maximum number of shares set by the Board pursuant to Section 10(c) below with respect to the applicable Offering Period, or (b) the maximum number of shares which may be purchased pursuant to Section 10(b) below with respect to the applicable Offering Period. The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 8 hereof.

      8. PURCHASE PRICE. The purchase price per share at which a share of Common Stock will be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:

         (a) The fair market value on the Offering Date; or

         (b) The fair market value on the Purchase Date;

                 For purposes of this Plan, the term "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

           (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the last trading day prior to the date of determination as reported in The Wall Street Journal;

           (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the last trading day prior to the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

           (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the last trading day prior to the date of determination as reported in The Wall Street Journal; or

           (d) if none of the foregoing is applicable, by the Board in good faith, which in the case of the First Offering Period will be the price determined by the Pricing Committee of the Board for the initial sale of the Common Stock by the Company's underwriters to the public.

      9. PAYMENT OF PURCHASE PRICE; CHANGES IN PAYROLL DEDUCTIONS; ISSUANCE OF SHARES.

         (a) The purchase price of the shares is accumulated by regular payroll deductions made by the Company or by TriNet Employer Group, Inc. ("TRINET") during each Offering Period. The deductions are made as a percentage of the participant's compensation in one percent (1%) increments not less than two percent (2%), nor greater than ten percent (10%) or such lower limit set by the Committee. Compensation shall mean all W-2 compensation, paid with respect to services for the Company, including, but not limited to base salary, wages, commissions, overtime, shift premiums and bonuses, plus draws against commissions; provided, however, that for purposes of determining a participant's compensation, any election by such participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code shall be treated as if the participant did not make such election. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan.

         (b) A participant may lower (but not increase) the rate of payroll deductions during an Offering Period by filing with the Treasury Department a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than fifteen (15) days after the Treasury Department's receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one (1) change may be made effective during any Offering Period. A participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Treasury Department a new authorization for payroll deductions not later than the 15th day of the month before the beginning of such Offering Period.

         (c) All payroll deductions made for a participant are credited to his or her account under this Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company or TriNet may be used by the Company or TriNet for any corporate purpose, and neither the Company nor TriNet shall be obligated to segregate such payroll deductions.

         (d) On each Purchase Date, so long as this Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date which notifies the Company or TriNet that the participant wishes to withdraw from that Offering Period under this Plan and have all payroll deductions accumulated in the account maintained on behalf of the participant as of that date returned to the participant, the Company or TriNet shall apply the funds then in the participant's account to the purchase of whole shares of Common Stock reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 8 of this Plan. Any cash remaining in a participant's account after such purchase of shares because such amount was insufficient to purchase a whole share shall be carried forward, without interest, into the next Purchase Period or Offering Period, as the case may be. In the event that this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant, without interest. No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date.

         (e) As promptly as practicable after the Purchase Date, the Company shall arrange the delivery to each participant of a certificate representing the shares purchased upon exercise of his option.

         (f) During a participant's lifetime, such participant's option to purchase shares hereunder is exercisable only by him or her. The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised. Shares to be delivered to a participant under this Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

      10. LIMITATIONS ON SHARES TO BE PURCHASED.

         (a) No employee shall be entitled to purchase stock under this Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in this Plan.

         (b) No more than two hundred percent (200%) of the number of shares determined by using eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date as the denominator may be purchased by a participant on any single Purchase Date.

         (c) No employee shall be entitled to purchase more than the Maximum Share Amount (as defined below) on any single Purchase Date. Not less than thirty (30) days prior to the commencement of any Offering Period, the Board may, in its sole discretion, set a maximum number of shares which may be purchased by any employee at any single Purchase Date (hereinafter the "MAXIMUM SHARE AMOUNT"). In no event shall the Maximum Share Amount exceed the amounts permitted under Section 10(b) above. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount not less than fifteen (15) days prior to the commencement of the next Offering Period. Once the Maximum Share Amount is set, it shall continue to apply with respect to all succeeding Purchase Dates and Offering Periods unless revised by the Board as set forth above.

         (d) If the number of shares to be purchased on a Purchase Date by all employees participating in this Plan exceeds the number of shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Board shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant's option to each participant affected thereby.

         (e) Any payroll deductions accumulated in a participant's account which are not used to purchase stock due to the limitations in this Section 10 shall be returned to the participant as soon as practicable after the end of the applicable Purchase Period, without interest.

      11.  WITHDRAWAL.

         (a) Each participant may withdraw from an Offering Period under this Plan by signing and delivering to the Treasury Department a written notice to that effect on a form provided for such purpose. Such withdrawal may be elected at any time at least fifteen (15) days prior to the end of an Offering Period.

         (b) Upon withdrawal from this Plan, the accumulated payroll deductions shall be returned to the withdrawn participant, without interest, and his or her interest in this Plan shall terminate. In the event a participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth above for initial participation in this Plan.

         (c) If the purchase price on the first day of any current Offering Period in which a participant is enrolled is higher than the purchase price on the first day of any subsequent Offering Period, the Company will automatically enroll such participant in the subsequent Offering Period. A participant does not need to file any forms with the Company to automatically be enrolled in the subsequent Offering Period.

      12. TERMINATION OF EMPLOYMENT. Termination of a participant's employment for any reason, including retirement, death or the failure of a participant to remain an eligible employee, immediately terminates his or her participation in this Plan. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

      13. RETURN OF PAYROLL DEDUCTIONS. In the event a participant's interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board, the Company or TriNet shall promptly deliver to the participant all payroll deductions credited to such participant's account. No interest shall accrue on the payroll deductions of a participant in this Plan.

      14. CAPITAL CHANGES. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under this Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under this Plan but have not yet been placed under option (collectively, the "RESERVES"), as well as the price per share of Common Stock covered by each option under this Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of any consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

     In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that the options under this Plan shall terminate as of a date fixed by the Board and give each participant the right to exercise his or her option as to all of the optioned stock, including shares which would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, each option under this Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the optioned stock. If the Board makes an option exercisable in lieu of assumption or substitution in the event of a merger, consolidation or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of twenty (20) days from the date of such notice, and the option will terminate upon the expiration of such period.

     The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, or in the event of the Company being consolidated with or merged into any other corporation.

      15. NONASSIGNABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 22 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.

      16. REPORTS. Individual accounts will be maintained for each participant in this Plan. Each participant shall receive promptly after the end of each Purchase Period a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Purchase Period or Offering Period, as the case may be.

      17. NOTICE OF DISPOSITION. Each participant shall notify the Company if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the "NOTICE PERIOD"). Unless such participant is disposing of any of such shares during the Notice Period, such participant shall keep the certificates representing such shares in his or her name (and not in the name of a nominee) during the Notice Period. The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

      18. NO RIGHTS TO CONTINUED EMPLOYMENT. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Subsidiary or TriNet, or restrict the right of the Company or any Subsidiary or TriNet to terminate such employee's employment.

      19. EQUAL RIGHTS AND PRIVILEGES. All eligible employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 423. This Section 19 shall take precedence over all other provisions in this Plan.

      20. NOTICES. All notices or other communications by a participant to the Company or TriNet under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company or TriNet at the location, or by the person, designated by the Company or TriNet for the receipt thereof.

      21. TERM; STOCKHOLDER APPROVAL. After this Plan is adopted by the Board, this Plan will become effective on the date that is the First Offering Date (as defined above); provided, however, that if the First Offering Date does not occur on or before December 31, 1996, this Plan will terminate having never become effective. This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board. No purchase of shares pursuant to this Plan shall occur prior to such stockholder approval. This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time),
(b) issuance of all of the shares of Common Stock reserved for issuance under this Plan, or (c) ten (10) years from the adoption of this Plan by the Board.

      22.  DESIGNATION OF BENEFICIARY.

           (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under this Plan in the event of such participant's death subsequent to the end of an Purchase Period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under this Plan in the event of such participant's death prior to a Purchase Date.

           (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such participant's death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

      23. CONDITIONS UPON ISSUANCE OF SHARES; LIMITATION ON SALE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      24. APPLICABLE LAW. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of California.

      25. AMENDMENT OR TERMINATION OF THIS PLAN. The Board may at any time amend, terminate or extend the term of this Plan, except that any such termination cannot affect options previously granted under this Plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without approval of the stockholders of the Company obtained in accordance with
Section 21 hereof within twelve (12) months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would:

           (a) increase the number of shares that may be issued under this Plan; or

           (b) change the designation of the employees (or class of employees) eligible for participation in this Plan.

                                   DETACH HERE

                            CARDIOGENESIS CORPORATION

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Allen W. Hill and Richard P. Powers or either of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Common Stock, par value $0.001 per share, of CardioGenesis Corporation (the "Company"), held of record by the undersigned on April 3, 1998, at the Annual Meeting of Stockholders of the Company to be held at the Stanford Park Hotel, 100 El Camino Real, Menlo Park, California, on Tuesday, June 2, 1998, at 4:00 p.m., Pacific Daylight Time, and at any adjournments or postponements thereof.

THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

[SEE REVERSE SIDE] CONTINUED AND TO BE SIGNED ON REVERSE SIDE [SEE REVERSE SIDE]

                                   DETACH HERE

[X] Please mark votes as in this example.

The Board of Directors recommends that you vote FOR the election of each of the nominees listed in Proposal 1 and FOR Proposal 2, Proposal 3 and Proposal 4.

1.    Election of Directors

      Nominees: Jack M. Gill, Roseanne Hirsch, Allen W. Hill, David C. Hull, Jr., Thomas D. Kiley, E. Walter Lange and Robert C. Strauss.

          [ ] For All Nominees             [ ] Withheld From All Nominees

      [ ]
          --------------------------------------
          For all nominees except as noted above

2. Approval of amendment to the Company's 1996 Equity Incentive Plan to Increase the number of shares of Common Stock reserved for issuance thereunder by 400,000 shares.

         [ ]    For               [ ]   Against           [ ]    Abstain

3. Approval of the amendment to the Company's 1996 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 100,000 shares.

         [ ]    For               [ ]   Against           [ ]    Abstain

4. Ratification of the selection of Coopers & Lybrand LLP, as the Company's independent accountants for the fiscal year ended December 31, 1998.

         [ ]    For               [ ]   Against           [ ]    Abstain

Please sign exactly as your name(s) appear(s) on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute the above proxy for a deceased stockholder should give their full title. Please date the proxy.

[ ] MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

Signature:______________ Date:_____    Signature: _________________ Date:_______